UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2022

VROOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 W Sam Houston Parkway South, Floor 4

Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(518) 535-9125

(Registrant’s telephone number, including area code)

1375 Broadway, Floor 11

New York, New York 10018

(Former name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2022, Vroom, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). A total of 91,066,598 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), were present in person or represented by proxy at the Meeting, representing approximately 65.96 percent of the Company’s outstanding Common Stock as of the April 21, 2022 record date. The following are the voting results for the proposals considered and voted upon at the Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2022, as supplemented by the Company’s Proxy Statement Supplement filed with the Securities and Exchange Commission on May 18, 2022 (the “Proxy Supplement”).

Item 1 — Election of six directors for a term of office expiring on the date of the annual meeting of stockholders to be held in 2023. As noted in the Proxy Supplement, prior to the Meeting the Company withdrew the nomination of Paul J. Hennessy for election as a director.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Robert J. Mylod, Jr.	55,784,220	3,521,321	31,761,057
Michael J. Farello	54,015,977	5,289,564	31,761,057
Laura W. Lang	55,803,178	3,502,363	31,761,057
Laura G. O’Shaughnessy	51,942,839	7,362,702	31,761,057
Paula B. Pretlow	52,061,571	7,243,970	31,761,057
Frederick O. Terrell	52,026,785	7,278,756	31,761,057

Item 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes

89,489,932	479,806	1,096,860	0

Item 3 — Election of Thomas H. Shortt as a director for a term of office expiring on the date of the annual meeting of stockholders to be held in 2023.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Thomas H. Shortt	56,690,231	362,325	33,358,754

Based on the foregoing votes, the director nominees listed under Item 1 and Item 3 were elected and Item 2 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date: June 22, 2022	By:	/s/ Robert R. Krakowiak
Robert R. Krakowiak
Chief Financial Officer